As Filed with the Securities and Exchange Commission on April 14, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 1, 2004

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-8486

(Registrant’s telephone number, including area code)

On April 1, 2004, Bank of America Corporation (the “Company”) filed a Form 8-K under Item 2. thereto to report that it had closed its merger (the “Merger”) with FleetBoston Financial Corporation (“FleetBoston”). In response to parts (a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 7 to Form 8-K. This Form 8-K/A is being filed to provide the required financial information.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

The required financial statements of FleetBoston as of and for the fiscal year ended December 31, 2003 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information as of and for the fiscal year ended December 31, 2003 is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(c)	Exhibits. The following exhibits are being filed herewith:

2.1	Agreement and Plan of Merger by and between FleetBoston Financial Corporation and Bank of America Corporation dated as of October 27, 2003 (incorporated by reference from the registrant’s registration statement (Registration No. 333-110924) on Form S-4 originally filed with the Commission on December 4, 2003).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated April 1, 2004 with respect to the closing of the Merger.*

99.2	Audited consolidated financial statements of FleetBoston as of and for the fiscal year ended December 31, 2003.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the fiscal year ended December 31, 2003.

* previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Greg W. Norwood

Greg W. Norwood Senior Vice President

Dated: April 14, 2004

INDEX TO EXHIBITS

EXHIBIT NO.

2.1	Agreement and Plan of Merger by and between FleetBoston Financial Corporation and Bank of America Corporation dated as of October 27, 2003 (incorporated by reference from the Registrant’s registration statement (Registration No. 333-110924) on Form S-4 originally filed with the Commission on December 4, 2003).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated April 1, 2004 with respect to the closing of the Merger.*

99.2	Audited consolidated financial statements of FleetBoston as of and for the fiscal year ended December 31, 2003.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the fiscal year ended December 31, 2003.

* previously filed